UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2021

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 500 Denver, CO (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (866) 777-2673

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 14, 2021, CoreSite Realty Corporation, a Maryland corporation (“Company”) and CoreSite, L.P., a Delaware limited partnership (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among American Tower Investments LLC, a California limited liability company and subsidiary of Parent Guarantor (“Parent”), Appleseed Holdco LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Holdco”), Appleseed Merger Sub LLC, a Maryland limited liability company and wholly owned subsidiary of Holdco (“Purchaser”), Appleseed OP Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Holdco (“OP Merger Sub” and, together with Parent, Holdco and Purchaser, the “Parent Parties”) and, solely for purposes of certain provisions specified therein, American Tower Corporation, a Delaware corporation (“American Tower”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”), to purchase any and all of the outstanding shares (the “Shares”) of common stock, par value $0.01 per share, of the Company at a price of $170.00 per Share (the “Offer Price”), without interest and subject to any applicable withholding of taxes, net to the seller in cash.

The Offer will initially remain open for 20 business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer all of the conditions to the Offer have not been satisfied, the Offer may be extended in certain circumstances to permit the satisfaction of all Offer conditions.

The obligation of Purchaser to consummate the Offer is subject to the satisfaction or waiver of customary conditions, including, among others, (i) there being validly tendered and not validly withdrawn a number of Shares that, considered together with all any Shares beneficially owned by Parent or any wholly owned subsidiary of Parent, represent at least a majority of all then-outstanding Shares as of the expiration of the Offer; (ii) the absence of any law or order prohibiting the consummation of the Offer or the Mergers; and (iii) other customary conditions set forth in Annex I to the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, (i) following the consummation of the Offer, Purchaser will merge with and into the Company pursuant to Section 3-106.1 of the Maryland General Corporation Law, with the Company surviving as a wholly owned subsidiary of Holdco (the “Company Merger”); (ii) substantially simultaneously with the Company Merger but preceding the Purchaser Merger, OP Merger Sub will merge with and into the Partnership, with the Partnership continuing as the surviving limited partnership (the “Partnership Merger”); and (iii) immediately following the Company Merger but after the Partnership Merger, the Company will merge with and into Holdco, with Holdco continuing as the surviving limited liability company (“Holdco Merger”, and together with the Company Merger and the Partnership Merger, the “Mergers”).

At the effective time of the Company Merger, each Share issued and outstanding immediately prior to such time (other than (i) restricted shares and (ii) Shares owned by any of the Parent Parties) will be converted into the right to receive an amount in cash equal to the Offer Price. At the effective time of the Partnership Merger, each Partnership unit issued and outstanding and held by each limited partner (excluding the Company) of the Partnership will be converted into the right to receive an amount in cash equal to the Offer Price.

The Merger Agreement includes customary representations, warranties and covenants of the Company, the Partnership and the Parent Parties.

The Company has agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances and subject to the terms and conditions set forth in the Merger Agreement, provide information to and participate in discussions or negotiations with third parties with respect to unsolicited written bona fide alternative acquisition proposals.

The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into an agreement with respect to a Company Superior Proposal (as defined in the Merger Agreement), the Company will pay Parent a termination fee of $300 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about the Company, the Partnership, the Parent Parties, American Tower, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Mergers or the other transactions contemplated by the Merger Agreement. The Merger Agreement and this summary should not be relied upon as disclosure about the Company, the Partnership, the Parent Parties or American Tower. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, the Partnership, the Parent Parties, American Tower or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the signing of the Merger Agreement. The representations and warranties (i) may have been made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from what an investor may view as material and (ii) may have been made only as of the date of the Merger Agreement or as of another date or dates as may be specified in the Merger Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of the Company or American Tower, if at all.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2021, the board of directors of the Company authorized and approved an amendment to the Amended and Restated Bylaws of the Company (the “Bylaw Amendment”) to add a new Article XV designating (i) the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division as the exclusive forum for certain state law claims related to the Company and (ii) the federal district courts of the United States of America for certain claims arising under the Securities Act of 1933, as amended, related to the Company. The Bylaw Amendment is effective as of November 14, 2021.

A copy of the Bylaw Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The foregoing descriptions of the Bylaw Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Bylaw Amendment.

Item 8.01.	Other Events.

On November 15, 2020, the Company and American Tower issued a joint press release announcing their entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Additional Information and Where to Find It

The tender offer described in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of CoreSite nor is it a substitute for any tender offer materials that American Tower, Purchaser or CoreSite will file with the SEC. A solicitation and an offer to buy shares of CoreSite will be made only pursuant to an offer to purchase and related materials that American Tower intends to file with the SEC. At the time the tender offer is commenced, American Tower will file a Tender Offer Statement on Schedule TO with the SEC, and CoreSite will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. CORESITE’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of CoreSite at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting American Tower or CoreSite. Copies of the documents filed with the SEC by American Tower will be available free of charge under the “Investor Relations” section of American Tower’s website at www.americantower.com. Copies of the documents filed with the SEC by CoreSite will be available free of charge under the “Investors” section of CoreSite’s website at www.coresite.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, American Tower and CoreSite file annual, quarterly and current reports, proxy statements and other information with the SEC. American Tower’s and CoreSite’s filings with the SEC are also available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control that may cause actual results to differ significantly from those expressed in any forward-looking statement. These risks include, without limitation: uncertainties as to the timing of the tender offer and mergers; uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of the transaction on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the geographic concentration of the Company’s data centers in certain markets and any adverse developments in local economic conditions or the level of supply of or demand for data center space in these markets; fluctuations in interest rates and increased operating costs; difficulties in identifying properties to acquire and completing acquisitions; significant industry competition, including indirect competition from cloud service providers; failure to obtain necessary outside financing; the ability to service existing debt; the failure to qualify or maintain the Company’s status as a REIT; financial market fluctuations; changes in real estate and zoning laws and increases in real property tax rates; the effects on the Company’s business operations, demand for the Company’s services and general economic conditions resulting from the spread of the novel coronavirus (“COVID-19”) in the Company’s markets, as well as orders, directives and legislative action by local, state and federal governments in response to such spread of COVID-19; and other factors affecting the real estate industry generally. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the SEC, including current reports on Form 8-K and quarterly reports on Form 10-Q, as well as the Schedule 14D-9 to be filed by the Company and the Schedule TO and related tender offer documents to be filed by American Tower and Purchaser. All forward-looking statements are based on information currently available to American Tower and the Company, and American Tower and the Company assume no obligation and disclaim any intent to update any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit
2.1*	Agreement and Plan of Merger, dated November 14, 2021, by and among CoreSite Realty Corporation, CoreSite, L.P., American Tower Investments LLC, Appleseed Holdco LLC, Appleseed Merger Sub LLC, Appleseed OP Merger Sub LLC and, solely for certain provisions specified therein, American Tower Corporation
3.1	Amendment to Amended and Restated Bylaws of CoreSite Realty Corporation
99.1	Joint Press Release of American Tower Corporation and CoreSite Realty Corporation, dated November 15, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized..

CORESITE REALTY CORPORATION

Date: November 15, 2021	By:	/s/ Jeffrey S. Finnin
		Name:	Jeffrey S. Finnin
		Title:	Chief Financial Officer